CONSOLIDATED STATEMENTS OF OPERATIONS - USD ($) $ in Millions	3 Months Ended	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2021	Dec. 31, 2020
Profit or loss [abstract]
Revenue		$ 75,731	$ 62,752
Direct costs		(64,000)	(53,177)
Other income and gains		3,099	785
Equity accounted income (loss)		2,451	(79)
Expenses
Interest		(7,604)	(7,213)
Corporate costs		(116)	(101)
Fair value changes		(5,151)	(1,423)
Tax expense (income)		(2,324)	(837)
Net income		12,388	707
Net income (loss) attributable to:
Shareholders		3,966	(134)
Non-controlling interests		8,422	841
Net income		$ 12,388	$ 707
Net income (loss) per share:
Diluted		$ 2.39	$ (0.12)
Basic		$ 2.47	$ (0.12)
Depreciation and amortisation expense, reclassified as direct costs	$ 6,400
Increase in operating expenses			$ 5,800